UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TOWERSTREAM CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TOWERSTREAM CORPORATION
55 HAMMARLUND WAY
MIDDLETOWN, RHODE ISLAND 02842
TELEPHONE:  (401) 848-5848

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Towerstream Corporation (the “Company”) will be held on Monday, November 8, 2010, at 9:00 a.m. at 88 Silva Lane, Middletown, Rhode Island 02842 for the purposes of:

1.	Electing the five (5) directors nominated by the Company to hold office until the next annual meeting of stockholders;

2.	Approving the 2010 Employee Stock Purchase Plan;

3.	Amending the 2008 Non-Employee Directors Compensation Plan to extend the option term, modify annual compensation and permit the issuance of restricted stock awards;

4.	Ratifying Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

5.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on September 15, 2010, will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to stockholders on or about September 24, 2010.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet.  The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Philip Urso
Chairman

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

TOWERSTREAM CORPORATION
55 HAMMARLUND WAY
MIDDLETOWN, RHODE ISLAND 02842
TELEPHONE:  (401) 848-5848

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MONDAY, NOVEMBER 8, 2010

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Towerstream Corporation (herein after referred to as the “Company”, “we,” “us,” or “our”), for use at the annual meeting of the Company’s stockholders to be held at 88 Silva Lane, Middletown, Rhode Island 02842 on November 8, 2010, at 9:00 a.m. and at any adjournments thereof.  Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted.  The proxy materials will be furnished to stockholders on or about September 24, 2010.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under new rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2009 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below.  Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on September 15, 2010, will be entitled to receive notice of, to attend and to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Jeffrey M. Thompson, our Chief Executive Officer and President, and Joseph P. Hernon, our Chief Financial Officer, or either one of them who acts, will vote:

•
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2011 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the approval of the 2010 Employee Stock Purchase Plan (sometimes referred to as the “Employee Stock Purchase Plan”);

•	FOR the amendment to the 2008 Non-Employee Directors Compensation Plan (sometimes referred to as the “Directors Plan”);

•	FOR the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors.  The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of September 10, 2010, there were 35,043,105 shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.  The Company does not expect our shares of common stock issued and outstanding to change as of our record date.  Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares (estimated to be 17,521,553 shares), present in person or represented by proxy, will constitute a quorum at the meeting.  For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 is considered a “routine” matter.  Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of common stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.  This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Towerstream Corporation has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on November 8, 2010 at 9:00 a.m. local time at 88 Silva Lane, Middletown, Rhode Island.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about September 24, 2010 to all stockholders of record entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the annual meeting;

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009, as filed with the SEC on March 17, 2010; and

•	the Company’s amendment to its annual report on Form 10-K/A for the fiscal year ended December 31, 2009, as filed with the SEC on April 29, 2010.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

What is the proxy card?

The proxy card enables you to appoint Jeffrey M. Thompson, our Chief Executive Officer and President, and Joseph P. Hernon, our Chief Financial Officer, as your representative at the annual meeting.  By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the annual meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the annual meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

•	the election of the five nominated members of our Board of Directors;

•	the approval of our Employee Stock Purchase Plan;

•	the amendment to our Directors Plan; and

•	the ratification of our independent registered public accounting firm, Marcum LLP, for the fiscal year ending December 31, 2010.

We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

•	FOR each of the five persons nominated for director;

•	FOR the approval of our Employee Stock Purchase Plan;

•	FOR the amendment of our Directors Plan;

•	FOR the ratification of our independent registered public accounting firm, Marcum LLP, for the fiscal year ending December 31, 2010.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet.  Accordingly, the Company is sending the Notice to the Company’s shareholders of record and beneficial owners.  All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials.  Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice.  In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.  The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms.  Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the annual meeting on the Internet;

•	request hard copies of the materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment.  If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website.  Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

There were 35,043,105 shares of common stock outstanding on September 10, 2010.  There are  approximately 50 shareholders of record.  Beneficial owners hold their shares at brokerage firms and other financial institutions.  Only stockholders of record at the close of business on September 15, 2010 are entitled to receive notice of, to attend, and to vote at the annual meeting.  Each share is entitled to one vote.  All shares of common stock shall vote together as a single class.  Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on September 15, 2010, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company.  If you request printed copies of the proxy materials by mail, you will receive a proxy card.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the annual meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on September 15, 2010, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization.  If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.  If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•
By Mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the annual meeting and voting in person.  However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 55 Hammarlund Way, Middletown, Rhode Island 02842 a written notice of revocation prior to the annual meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization.  If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the annual meeting will be voted.  All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.  If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010, but cannot vote on non-routine matters, such as the election of directors, the approval of the Employee Stock Purchase Plan or the amendment to the Directors Plan.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director.  This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

How many votes are required to approve our Employee Stock Purchase Plan?

The affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote are required to approve our Employee Stock Purchase Plan.

How many votes are required to amend our Directors Plan?

The affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote are required to amend our Directors Plan.

How many votes are required to ratify our independent public accountants?

The affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote are required to ratify Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in our Form 10-K for the year ended December 31, 2010, which we anticipate filing in March 2011.

Who can help answer my questions?

You can contact our corporate headquarters, at Towerstream Corporation, 55 Hammarlund Way, Middletown, RI 02842, by phone at 401-848-5848 or by sending a letter to Joseph P. Hernon, our Secretary, with any questions about any proposal described in this proxy statement or how to execute your vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of September 10, 2010 by:

•	each person known by us to beneficially own more than 5% of our common stock (based solely on our review of SEC filings);
•	each of our directors and nominees for director;
•	each of our named executive officers listed in the table entitled “Summary Compensation Table” under the section entitled “Executive Compensation” below; and
•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of, with respect to the security.  Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

5% Stockholders:

Joel Lusman (2)	1,800,000		5.1%
c/o Lusman Capital Management, LLC
717 Fifth Avenue, 14th Floor
New York, NY 10022

Lacuna Hedge Fund LLLP (3)	1,784,818		5.1%
1100 Spruce Street, Suite 202
Boulder, CO 80302

Directors and Named Executive Officers:
Philip Urso	3,778,528	(4)	10.6%
William J. Bush	167,500	(5)	*
Howard L. Haronian	1,124,370	(6)	3.2%
Paul Koehler	160,000	(7)	*
Jeffrey M. Thompson	2,660,976	(8)	7.4%
Joseph P. Hernon	251,051	(9)	*
Melvin L. Yarbrough, Jr.	465,817	(10)	1.3%
All directors and executive officers as a group (7 persons)	8,608,242	(4)(5)(6)(7)(8)(9)(10)	22.9%

* Less than 1%.

(1)
Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of September 10, 2010.  Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.  As of September 10, 2010, there were 35,043,105 shares of our common stock outstanding.

(2)
Based on a Schedule 13G filed with the SEC on June 11, 2010.  Includes 1,800,000 shares held by Lusman Capital Management, LLC.  Joel Lusman, as Managing Member of Lusman Capital Management, LLC, may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the securities of the Company held by Lusman Capital Management, LLC.

(3)
Based on a Schedule 13G/A filed with the SEC on February 16, 2010.  Includes 333,333 shares issuable upon exercise of a warrant issued to Lacuna Hedge Fund LLLP (“Lacuna Hedge”), dated January 12, 2007, at an exercise price of $4.50 per share.  This warrant expires on January 12, 2012.  The remaining 1,451,485 shares are held directly by Lacuna Hedge. Lacuna, LLC (“Lacuna LLC”) serves as the sole general partner of Lacuna Hedge GP LLLP (“Lacuna Hedge GP”), which serves as the sole general partner of Lacuna Hedge.  Neither Lacuna Hedge GP nor Lacuna LLC directly owns any securities of the Company.  Lacuna Hedge GP and Lacuna LLC may be deemed to have shared power to vote or direct the vote of, and to dispose or direct the disposition of, the securities of the Company held by Lacuna Hedge but disclaim beneficial ownership except to the extent of their pecuniary interest therein.

(4)
Includes 282,386 shares of common stock held by Mr. Urso’s minor children, for whom Mr. Urso and his wife are the trustees, and 512,886 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(5)	Includes 162,500 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(6)	Includes 175,039 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(7)	Includes 160,000 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(8)	Includes 893,465 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(9)	Includes 228,130 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

(10)	Includes 448,683 shares of common stock issuable upon the exercise of options that are currently exercisable or exercisable within 60 days.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

Our By-laws currently specify that the number of directors shall be at least one and no more than 15 persons, unless otherwise determined by a vote of the majority of the Board of Directors (the “Board”).  Our Board currently consists of five (5) persons and all of them have been nominated by the Company to stand for re-election.  Each director is elected or nominated to the Board until the following annual meeting of stockholders and until his successor has been elected and qualified or until the director’s earlier resignation or removal.

The following table shows for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the SEC.

Name	Age	Position
Jeffrey M. Thompson	46	President, Chief Executive Officer and Director
Philip Urso	51	Chairman of the Board of Directors
Howard L. Haronian, M.D. (1)(2)(3)	49	Director
Paul Koehler (1)(3)	51	Director
William J. Bush (1)(2)	45	Director

(1) Member of our Audit Committee.
(2) Member of our Compensation Committee.
(3) Member of our Nominating Committee.

The biographies below include information related to service by the persons below to Towerstream Corporation and our subsidiary, Towerstream I, Inc.  On January 4, 2007, we merged with and into a wholly-owned Delaware subsidiary, for the sole purpose of changing our state of incorporation to Delaware.  On January 12, 2007, a wholly-owned subsidiary of ours completed a reverse merger with and into a private company, Towerstream Corporation, with Towerstream Corporation (the private company) being the surviving company and becoming a wholly-owned subsidiary of ours.  Upon closing of the merger, we discontinued our former business and succeeded to the business of Towerstream Corporation as our sole line of business.  At the same time, we also changed our name from University Girls Calendar Ltd to Towerstream Corporation and, our newly acquired subsidiary, Towerstream Corporation, changed its name to Towerstream I, Inc.

Jeffrey M. Thompson co-founded Towerstream I, Inc. in December 1999 with Philip Urso.  Mr. Thompson has served as a director since inception and as chief operating officer from inception until November 2005 when Mr. Thompson became president and chief executive officer.  Since the completion of our reverse merger in January 2007, Mr. Thompson has been our president, chief executive officer and a director.  In 1995, Mr. Thompson co-founded and was vice president of operations of EdgeNet Inc., a privately held Internet service provider (which was sold to Citadel Broadcasting Corporation in 1997 and became eFortress (“eFortress”)) through 1999.  Mr. Thompson holds a B.S. degree from the University of Massachusetts.

Philip Urso co-founded Towerstream I, Inc. in December 1999 with Jeffrey M. Thompson.  Mr. Urso has served as a director and chairman since inception and as chief executive officer from inception until November 2005.  Since the completion of our reverse merger in January 2007, Mr. Urso has been our chairman and a director. In 1995, Mr. Urso co-founded eFortress (previously EdgeNet Inc.) and served as its president through 1999.  From 1983 until 1997, Mr. Urso owned and operated a group of radio stations. In addition, Mr. Urso co-founded the regional cell-tower company, MCF Communications, Inc.

Howard L. Haronian, M.D., has served as a director of Towerstream I, Inc. since inception in December 1999.  Since the completion of our reverse merger in January 2007, Dr. Haronian has been a director.  Dr. Haronian is an interventional cardiologist and has been president of Cardiology Specialists, Ltd. of Rhode Island since 1994. Dr. Haronian has served on the clinical faculty of the Yale School of Medicine since 1994.  Dr. Haronian has directed the cardiac catheterization program at Westerly Hospital since founding the program in 2003.

Paul Koehler has been a director since January 2007.  Mr. Koehler has served as vice president of corporate development of Pacific Ethanol, Inc. (NasdaqGM: PEIX) since June 2005.  Mr. Koehler has over twenty years of experience in the power and renewable fuels industries and in marketing, trading and project development. Prior to working for Pacific Ethanol Inc., from 2001 to 2005, Mr. Koehler developed wind power projects for PPM Energy Inc., a wind power producer and marketer.  Mr. Koehler was president and co-founder of Kinergy LLC, a consulting firm focused on renewable energy, project development and risk management from 1993 to 2003.  During the 1990s, Mr. Koehler worked for Portland General Electric Company and Enron Corp. in power marketing and energy trading.  Mr. Koehler holds a B.A. degree from the Honors College at the University of Oregon.  Mr. Koehler currently serves on the Board of Directors of Oregon College of Art and Craft, a private art college, and has been a director since 2009.  Mr. Koehler also served on the Board of Directors of Oregon College of Art and Craft from 2005 through 2007.

William J. Bush has been a director since January 2007.  Since January 2010, Mr. Bush has served as the chief financial officer of Borrego Solar Systems, Inc., which is one of the nation’s leading financiers, designers and installers of commercial and government grid-connected solar electric power systems.  From October 2008 to December 2009, Mr. Bush served as the chief financial officer of Solar Semiconductor, Ltd., a private vertically integrated manufacturer and distributor of quality photovoltaic modules and systems targeted for use in industrial, commercial and residential applications with operations in India helping it reach $100 million in sales in its first 15 months of operation.  From January 2006 through December 2007, Mr. Bush served as chief financial officer of ZVUE Corporation (formerly known as Handheld Entertainment, Inc. (Pink Sheets: ZVUE.PK)), a distributor of user generated content.  From 2002 to 2005, Mr. Bush was the chief financial officer and secretary for International Microcomputer Software, Inc. (OTCBB: IMSI.OB), a developer and distributor of precision design software, content and on-line services.  Prior to that he was a director of business development and corporate controller for Buzzsaw.com, Inc.  Mr. Bush was one of the founding members of Buzzsaw.com, Inc., a privately held company spun off from Autodesk, Inc. in 1999, focusing on online collaboration, printing and procurement applications.  From 1997 to 1999, Mr. Bush worked as corporate controller at Autodesk, Inc. (NasdaqGM: ADSK), the fourth largest software applications company in the world.  Prior to that, Mr. Bush worked for seven years in public accounting, first with Ernst & Young, and later with Price Waterhouse in Munich, Germany.  Mr. Bush holds a B.S. degree in Business Administration from U.C. Berkeley and is a certified public accountant.  Mr. Bush currently serves on the Board of Directors of FindEx.com (OTCBB: FIND), a Bible study software provider, and has been a director since 2007.

Except for Howard L. Haronian, M.D. and Philip Urso, who are cousins, there are no family relationships among our directors and executive officers.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities, to file reports of ownership and changes in ownership with the SEC.  Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2009, except that Jeffrey M. Thompson, our President, Chief Executive Officer and a director, failed to timely file Form 4s reporting the grant of an option to purchase shares of our common stock on May 6, 2009 and the issuance of common stock as bonus shares on May 11, 2009 and August 11, 2009, Joseph P. Hernon, our Chief Financial Officer, failed to timely file Form 4s reporting the grant of an option to purchase shares of our common stock on May 6, 2009 and the issuance of common stock as bonus shares on May 11, 2009 and August 11, 2009, and Melvin L. Yarbrough, Jr., our Chief Revenue Officer, failed to timely file Form 4s reporting the grant of an option to purchase shares of our common stock on May 6, 2009 and the issuance of common stock as bonus shares on May 11, 2009 and August 11, 2009.

Leadership Structure and Risk Oversight

Currently, the positions of Chief Executive Officer and Chairman of the Board are held by two different individuals.  Jeffrey M. Thompson currently serves as President, Chief Executive Officer and as a member of the Board and Philip Urso serves as Chairman of the Board.  Although no formal policy currently exists, the Board determined that the separation of these positions would allow Mr. Thompson to devote his time to the daily execution of the Company’s business strategies and Mr. Urso to devote his time to the long-term strategic direction of the Company.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our Board.  The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers our risk profile. The Audit Committee and the full Board focus on the most significant risks facing our Company and our Company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s tolerance for risk. While the Board oversees our Company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related parties can include any of our directors or executive officers, certain of our stockholders and their immediate family members. Each year, we prepare and require our directors and executive officers to complete Director and Officer Questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. This helps us identify potential conflicts of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the Company as a whole. Our code of ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our Audit Committee of the Board of Directors, which is responsible for considering and reporting to the Board any questions of possible conflicts of interest of Board members. Our code of ethics further requires pre-clearance before any employee, officer or director engages in any personal or business activity that may raise concerns about conflict, potential conflict or apparent conflict of interest. Copies of our code of ethics and the Audit Committee charter are posted on the corporate governance section of our website at www.towerstream.com.

In evaluating related party transactions and potential conflicts of interest, our compliance officer and independent directors apply the same standards of good faith and fiduciary duty they apply to their general responsibilities. They will approve a related party transaction only when, in their good faith judgment, the transaction is in the best interest of the Company.

There were no related party transactions entered into by the Company for the year ended 2009.

Independent Directors

We believe that William J. Bush, Howard L. Haronian, M.D., and Paul Koehler are “independent directors,” as that term is defined by listing standards of the national exchanges and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 of the Exchange Act.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

Board Committees

Since January 2007, the standing committees of our Board consist of an Audit Committee, a Compensation Committee and a Nominating Committee.  Each member of our committees is “independent” as such term is defined under and required by the federal securities laws and the rules of The NASDAQ Stock Market.  The charters of each of the committees have been approved by the Board and are available on our website at www.towerstream.com.

Audit Committee

The Audit Committee is comprised of three directors:  William J. Bush, Howard L. Haronian, M.D., and Paul Koehler.  Mr. Bush is the Chairman of the Audit Committee.  The Audit Committee’s duties are to recommend to our Board the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by independent public accountants, including their recommendations to improve the system of accounting and internal controls.  The Audit Committee oversees the independent auditors, including their independence and objectivity.  However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors.  The Audit Committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the Audit Committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors.  Each of our Audit Committee members possesses an understanding of financial statements and generally accepted accounting principles.  Our Board has determined that Mr. Bush is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee

The Compensation Committee is comprised of two directors:  Howard L. Haronian, M.D., and William J. Bush.  Dr. Haronian is the Chairman of the Compensation Committee.  The Compensation Committee has certain duties and powers as described in its charter, including but not limited to periodically reviewing and approving our salary and benefits policies, compensation of executive officers, administering our stock option plans and recommending and approving grants of stock options under such plans.

Nominating Committee

The Nominating Committee is comprised of two directors:  Howard L. Haronian, M.D., and Paul Koehler.  Dr. Haronian is Chairman of the Nominating Committee.  The Nominating Committee considers and makes recommendations on matters related to the practices, policies and procedures of the Board and takes a leadership role in shaping our corporate governance.  As part of its duties, the Nominating Committee assesses the size, structure and composition of the Board and its committees, coordinates evaluation of Board performance and reviews Board compensation.  The Nominating Committee also acts as a screening and nominating committee for candidates considered for election to the Board.

Director Nominations

Part of our Nominating Committee’s duties is to screen and nominate candidates considered for election to our Board.  In this capacity, it concerns itself with the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors.  The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, stockholders or external sources and all self-nominated candidates.  The Nominating Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies.

The Nominating Committee values diversity as a factor in selecting individuals nominated to serve on the Board.  Although the Board prefers a mix of backgrounds and experience among its members, it does not follow any ratio or formula to determine the appropriate mix, nor is there any specific policy on diversity.  The Nominating Committee uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to a high standard of service for the Board.

Stockholders who wish to recommend a candidate for election to the Board may submit such nominations pursuant to timely notice in writing.  To be timely, a stockholder's notice shall be delivered to or mailed and received at our principal executive offices, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. Such stockholder's notice shall set forth (a) as to the proposed candidate, the name, contact information, background, experience and other pertinent information; (b) as to the stockholder giving the notice (i) the name and address, as they appear on the books of the Company, of such stockholder and (ii) the class and number of shares which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of the beneficial owner and (ii) the class and number of shares of the Company which are beneficially owned by the beneficial owner.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 31, 2009, the Board held six meetings and acted by written consent on one occasion, the Audit Committee held four meetings, the Compensation Committee held five meetings and acted by written consent on one occasion, and the Nominating Committee held one meeting.  Each incumbent director attended or participated in 75% or more of the aggregate number of meetings of the Board and the Committees on which he served during the fiscal year, except for Paul Koehler, who participated in 50% of the audit committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Board has adopted a policy which states that each director is expected to attend annual meetings of its stockholders.  Last year, all of our directors attended the annual meeting of stockholders and we expect that all of them will attend this year’s annual meeting as well.

Director Compensation Table – Fiscal 2009

The following table summarizes the compensation awarded during the fiscal year ended December 31, 2009 to our directors who are not named executive officers in the Summary Compensation Table under “Executive Compensation” below:

Name	Fees Earned or Paid in Cash		Option Awards (1)(2)	Total
Philip Urso	$31,000	(3)	$18,343	$49,343
Howard L. Haronian, M.D.	$36,000	(3)	$18,343	$54,343
Paul Koehler	$31,500		$18,343	$49,843
William J. Bush	$35,500	(3)	$18,343	$53,843

(1)
Based upon the aggregate grant date fair value calculated in accordance with the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification.  Our policy and assumptions made in the valuation of share-based payments are contained in Note 8 to our December 31, 2009 financial statements.

(2)	Option awards relate to the issuance in 2009 of options to purchase 50,000 shares each for Messrs. Urso, Koehler and Bush, and Dr. Haronian.

(3)	Includes $1,000 of fees earned during fiscal year 2009 that were not paid until fiscal year 2010.

Narrative Disclosure to Director Compensation Table

The table entitled “Director Compensation Table - Fiscal 2009” above quantifies the value of the different forms of compensation of each of the directors for services rendered during fiscal 2009.  The primary elements of each director’s total compensation reported in the table are cash fees earned and stock option awards.

Pursuant to the 2008 Non-Employee Directors Compensation Plan, each non-employee director is entitled to receive periodic grants of five-year options to purchase 50,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant.  An initial grant is made upon such non-employee director’s election or appointment to our Board and thereafter annually on the first business day in June, subject to such director remaining on the Board.

Non-employee directors presently receive $25,000 per annum in cash and an additional $1,000 per Board meeting attended in person or by telephone, and $500 per committee meeting attended in person or by telephone.  If Proposal No. 3 is approved, effective January 1, 2011, Board members will receive $50,000 per annum in cash.  No fees will be paid for meetings attended in person or telephonically.  In connection with the additional responsibilities associated with such positions, the Chairman of the Board will receive an additional $10,000 per year, and the Chairman of the Audit and Compensation Committees will each receive an additional $5,000 per year.

Code of Ethics

Our Board has adopted a code of conduct and ethics that establishes the standards of ethical conduct applicable to all directors, officers and employees of our Company.  The code addresses, among other things, conflicts of interest, compliance with disclosure controls and procedures, and internal control over financial reporting, corporate opportunities and confidentiality requirements.  The Audit Committee is responsible for applying and interpreting our code of conduct and ethics in situations where questions are presented to it. There were no amendments or waivers to this code in fiscal 2009.  Our code of ethics is available for review on our website at www.towerstream.com.  We will provide a copy of our code of ethics free of charge to any person who so requests. Requests should be directed by e-mail to Philip Mongada, our Vice President of Human Resources, at pmongada@towerstream.com, by mail to Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, or by telephone at (401) 848-5848.

Stockholder Communication with Directors

Our Board has established procedures for stockholders or other interested parties to send communications to the Board.  Such parties can contact the Board by electronic mail at Board@towerstream.com.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 4200 of the NASDAQ Stock Market).  The Audit Committee operates under a written charter adopted by the Board of Directors on January 12, 2007, which can be found in the Corporate Governance section of our website, www.towerstream.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2009.

We have reviewed and discussed with management and Marcum LLP, our independent registered public accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with Marcum LLP, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and Marcum LLP, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the NASDAQ Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from Marcum LLP, required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence, and have discussed with Marcum LLP, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K, for the fiscal year ended December 31, 2009 for filing with the SEC.

William Bush, Audit Committee Chairman
Howard L. Haronian, M.D.
Paul Koehler

Dated as of September 10, 2010

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers.  Officers are elected annually by the Board of Directors and serve at the discretion of the Board.

Name	Age	Position
Jeffrey M. Thompson	46	Chief Executive Officer, President and Director
Joseph P. Hernon	50	Chief Financial Officer
Melvin L. Yarbrough, Jr.	45	Chief Revenue Officer

Information pertaining to Mr. Thompson, who is both a director and an executive officer of the Company, may be found in the section entitled “Information about the Nominees.”

Joseph P. Hernon has been our chief financial officer, principal financial officer and principal accounting officer since joining the Company in May 2008.  From November 2007 until May 2008, Mr. Hernon was a financial consultant to a high technology company.  From November 2005 until October 2007, Mr. Hernon served as the chief financial officer of Aqua Bounty Technologies Inc., a biotechnology company dedicated to the improvement of productivity in the aquaculture industry through the application of biotechnology.  From August 1996 until October 2005, Mr. Hernon served as vice president, chief financial officer and secretary of Boston Life Sciences Inc., a biotechnology company focused on developing therapeutics and diagnostics for central nervous system diseases. From January 1987 until August 1996, Mr. Hernon held various positions while employed at Price Waterhouse Coopers LLP, an international accounting firm.  Mr. Hernon holds a B.S. degree in Business Administration from the University of Lowell, Massachusetts and a M.S. degree in Accounting from Bentley College in Waltham, Massachusetts.

Melvin L. Yarbrough, Jr. has been our chief revenue officer since August 2008.  Mr. Yarbrough has been employed by Towerstream since April 2007, serving as Vice President of Sales until his new appointment as chief revenue officer.  Mr. Yarbrough came to Towerstream from Hoovers (Dun and Bradstreet (“D&B”)), where he first served as Vice President of Business Development and then Vice President of Subscription Sales from 2005 until 2007.  Prior to joining D&B, Mr. Yarbrough spent nearly a decade in several executive sales positions, including serving as Senior Vice President of Sales, Marketing and Alliance Channel at StarCite, an on-demand global meetings management company, and as Vice President of Sales at Handango, a handheld and wireless software solutions company.  Mr. Yarbrough holds a B.A. degree in Economics from Southern Methodist University and a J.D. degree from Vanderbilt University School of Law.

EXECUTIVE COMPENSATION

Summary Compensation Table – Fiscal 2009 and Fiscal 2008

The following table summarizes the annual and long-term compensation paid to our chief executive officer and our two other most highly compensated executive officers who were serving at the end of 2009, whom we refer to collectively in this prospectus as the “named executive officers”:

Name and Principal Position	Year	Salary	Bonus		Option Awards (1)		Other Compensation (2)		Total
Jeffrey M. Thompson	2009	$236,250	$114,374	(3)	$74,480	(4)	$	−	$425,104
President and Chief Executive Officer	2008	$225,000	$121,533	(5)	$43,095	(6)	$	−	$389,628

Joseph P. Hernon	2009	$190,000	$78,788	(7)	$59,584	(8)	$	−	$328,372
Chief Financial Officer (14)	2008	$114,487	$60,715	(9)	$197,055	(10)		$4,156	$376,413

Melvin L. Yarbrough, Jr.	2009	$190,000	$62,133	(11)	$59,584	(8)	$	−	$311,717
Chief Revenue Officer	2008	$179,480	$95,053	(12)	$108,142	(13)		$2,172	$384,847

(1)
Based upon the aggregate grant date fair value calculated in accordance with the Stock Compensation Topic of the Financial Accounting Standards Board Accounting Standards Codification. Our policy and assumptions made in the valuation of share-based payments are contained in Note 8 to our December 31, 2009 financial statements.

(2)	Includes reimbursement for relocation costs, including travel.

(3)
Consists of $78,782 paid in cash and $35,592 paid in common stock.  Mr. Thompson was awarded $41,506 in cash and $23,167 in common stock in 2009 in recognition of services performed during 2009 and Mr. Thompson was awarded $37,276 in cash and $12,425 in common stock in February 2010 in recognition of services performed during 2009.

(4)
Represents a ten-year option to purchase 125,000 shares of common stock at an exercise price of $0.78 per share granted on May 6, 2009 in recognition of services performed during 2009.  Such option vests quarterly over an 18 month period beginning on August 6, 2009.

(5)
Consists of $113,276 paid in cash and $8,257 paid in common stock.  Mr. Thompson was awarded $85,590 in cash and $8,257 in common stock in 2008 in recognition of services performed during 2008 and Mr. Thompson was awarded $27,686 in cash in January 2009 in recognition of services performed during 2008.

(6)
Represents (i) a ten-year option to purchase 75,000 shares of common stock at an exercise price of $0.69 per share granted on December 31, 2008 in recognition of services performed during 2008, with vesting occurring annually as to one-third of the option, commencing December 31, 2009, and (ii) a ten-year option to purchase 18,406 shares of common stock at an exercise price of $0.77 per share granted in March 2009 in recognition of services performed in 2008, which option was fully vested and exercisable on the date of grant.

(7)
Consists of $59,091 paid in cash and $19,697 paid in common stock.  Mr. Hernon was awarded $31,969 in cash and $10,656 in common stock in 2009 in recognition of services performed during 2009 and Mr. Hernon was awarded $27,122 in cash and $9,041 in common stock in February 2010 in recognition of services performed during 2009.

(8)
Represents a ten-year option to purchase 100,000 shares of common stock at an exercise price of $0.78 per share granted on May 6, 2009 in recognition of services performed during 2009.  Such option vests quarterly over an 18 month period beginning on August 6, 2009.

(9)
Consists of $52,981 paid in cash and $7,734 paid in stock.  The cash bonus included $23,203 awarded to Mr. Hernon in 2008 in recognition of services performed during 2008 and $29,778 awarded to Mr. Hernon in January 2009 in recognition of services performed during 2008.

(10)
Represents (i) a ten-year option to purchase 150,000 shares of common stock at an exercise price of $1.45 per share granted on June 2, 2008 in recognition of the commencement of employment with the Company, with vesting occurring annually as to one-third of the option, commencing June 2, 2009, (ii) a ten-year option to purchase 25,000 shares of common stock at an exercise price of $0.69 per share granted on December 31, 2008 in recognition of services performed during 2008, vesting occurring annually as to one-third of the option, commencing December 31, 2009, and (iii) a ten-year option to purchase 19,797 shares of common stock at an exercise price of $0.77 per share granted in March 2009 in recognition of services performed in 2008, which option was fully vested and exercisable on the date of grant.

(11)
Consists of $46,600 paid in cash and $15,533 paid in common stock.  Mr. Yarbrough was awarded $26,104 in cash and $8,701 in common stock in 2009 in recognition of services performed during 2009 and Mr. Yarbrough was awarded $20,496 in cash and $6,832 in common stock in February 2010 in recognition of services performed during 2009.

(12)
Consists of $89,897 paid in cash and $5,156 paid in common stock.  The cash bonus included $61,796 awarded to Mr. Yarbrough in 2008 in recognition of services performed during 2008 and $28,101 awarded to Mr. Yarbrough in January 2009 in recognition of services performed during 2008.

(13)
Represents (i) a ten-year option to purchase 65,000 shares of common stock at an exercise price of $1.45 per share granted on June 2, 2008 in recognition of services performed during 2008, with vesting occurring annually as to one-third of the option, commencing June 2, 2009, (ii) a ten-year option to purchase 50,000 shares of common stock at an exercise price of $0.69 per share granted on December 31, 2008 in recognition of services performed during 2008, with vesting occurring annually as to one-third of the option, commencing December 31, 2009, and (iii) a ten-year option to purchase 18,683 shares of common stock at an exercise price of $0.77 per share granted in March 2009 in recognition of services performed in 2008, which option was fully vested and exercisable on the date of grant.

(14)	Mr. Hernon joined the Company in May 2008.

Narrative Disclosure to Summary Compensation Table

The table entitled “Summary Compensation Table - Fiscal 2009 and Fiscal 2008” above quantifies the value of the different forms of compensation of each of the named executive officers for services rendered during fiscal 2009 and fiscal 2008, to the extent applicable. The primary elements of each named executive officer’s total compensation reported in the table are base salary, an annual bonus, and stock option awards.  For a description of the material terms of the employment agreements with the named executive officers, see section entitled “Employment Agreements and Change-in-Control Agreements” below.

Outstanding Equity Awards at 2009 Fiscal Year-End

The following table summarizes the outstanding equity awards to our named executive officers as of December 31, 2009:

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Jeffrey M. Thompson	280,309	(1)	−	$0.78	2/27/13
	175,193	(2)	−	$1.14	12/14/14
	175,193	(3)	−	$1.43	4/28/15
	75,000	(4)	−	$9.74	2/13/12
	12,010	(5)	−	$2.00	12/2/17
	3,678	(6)	7,354	$2.00	3/2/18
	25,000	(7)	50,000	$0.69	12/30/18
	18,406	(8)	−	$0.77	3/30/19
	41,668	(9)	83,332	$0.78	5/5/19
Joseph P. Hernon	50,000	(10)	100,000	$1.45	6/1/18
	8,333	(7)	16,667	$0.69	12/30/18
	19,797	(8)	−	$0.77	3/30/19
	33,334	(9)	66,666	$0.78	5/5/19
Melvin L. Yarbrough, Jr.	90,000	(11)	45,000	$7.05	5/9/17
	90,000	(12)	45,000	$3.70	6/28/17
	21,667	(10)	43,333	$1.45	6/1/18
	16,667	(7)	33,333	$0.69	12/30/18
	18,683	(8)	−	$0.77	3/30/19
	33,334	(9)	66,666	$0.78	5/5/19

(1)	Such option vested as to one-third of the shares subject to the option annually, commencing February 28, 2004.
(2)	Such option was fully vested and exercisable on December 15, 2004, the date of grant.
(3)	Such option was fully vested and exercisable on April 29, 2005, the date of grant.
(4)	Such option vested in equal quarterly installments over a two year period, commencing April 1, 2007.
(5)	Such option was fully vested and exercisable on December 3, 2007, the date of grant.
(6)	Such option vests as to one-third of the shares subject to the option annually, commencing March 3, 2009.
(7)	Such option vests as to one-third of the shares subject to the option annually, commencing December 31, 2009.
(8)	Such option was fully vested and exercisable on March 31, 2009, the date of grant.
(9)	Such option vests in equal quarterly installments over an 18 month period, commencing August 6, 2009.
(10)	Such option vests as to one-third of the shares subject to the option annually, commencing June 2, 2009.
(11)	Such option vests as to one-third of the shares subject to the option annually, commencing May 10, 2008.
(12)	Such option vests as to one-third of the shares subject to the option annually, commencing June 29, 2008.

Employment Agreements and Change-in-Control Agreements

On December 21, 2007, we entered into an employment agreement with Jeffrey M. Thompson, our principal executive officer.  Pursuant to the terms of the agreement, Mr. Thompson serves as our chief executive officer and president and is now on automatic one-year renewals, subject to either party electing not to renew.  Mr. Thompson’s initial base salary was $225,000 per annum, which may be increased annually by our Board in its discretion, but which increase shall not be less than the greater of (i) the annual increase in the consumer price index or (ii) 5%.  Effective January 1, 2010, Mr. Thompson’s base salary was $248,063, representing a 5% increase from his 2009 base compensation.  Mr. Thompson is also eligible for a bonus of up to 75% of his base salary, as determined by our Board.  In addition, we will pay 100% of all costs associated with Mr. Thompson’s employee benefits, including without limitation health insurance.

If Mr. Thompson’s employment is terminated (i) by us without “cause,” (ii) by him for “good reason” or (iii) by us within two years of a “change of control” (as such terms are defined in the agreement), then (a) we will be required to pay Mr. Thompson twenty-four months base salary in monthly installments, (b) any unvested options to purchase shares of our common stock would immediately vest and become exercisable and any restrictions on  restricted stock would immediately lapse, and (c) we must continue to provide employee benefits, including without limitation health insurance, to Mr. Thompson for a period of five years following such termination.

During Mr. Thompson’s employment with us, and for a period of twelve months following his termination (the “Restricted Period”), except for a termination by Mr. Thompson for “good reason,” he is prohibited from engaging in any line of business in which we were engaged or had a formal plan to enter during the period of his employment with us.  We will continue to pay Mr. Thompson his base salary then in effect in accordance with our customary payroll practices for the duration of any such Restricted Period in the event that Mr. Thompson’s employment is terminated voluntarily by him, except for “good reason,” or by us for “cause.”

In May 2008, Joseph P. Hernon joined the Company as Chief Financial Officer.  His employment offer provided for a base annual salary of $190,000 and bonus payments up to 58% of base salary, as determined by the Board.  Effective April 1, 2010, Mr. Hernon’s base salary was increased to $199,500.  Upon joining the Company, Mr. Hernon was granted options to purchase 150,000 shares of common stock at an exercise price of $1.45 per share, vesting in three annual installments commencing upon the first anniversary of the grant.  He has received subsequent awards and is eligible to receive additional stock-based awards at the discretion of the Board and as provided under the Company’s stock-based incentive plans.  He is also eligible to participate in the Company’s health and other employee benefit plans.  The Company pays 100% of Mr. Hernon’s health insurance.  Mr. Hernon is an employee at will.

In April 2007, Mel Yarbrough joined the Company as Vice President of Sales.  His employment offer provided for a base annual salary of $165,000 and bonus payments up to 61% of base salary, as determined by the Chief Executive Officer.  In August 2008, Mr. Yarbrough was appointed to the position of Chief Revenue Officer.  In connection with his new position, Mr. Yarbrough’s base salary was increased to $190,000 per year, with potential bonus payments subject to the discretion of the Board.  Effective April 1, 2010, Mr. Yarbrough’s base salary was increased to $199,500.  Upon joining the Company, Mr. Yarbrough was granted options to purchase 135,000 shares of common stock at an exercise price of $7.05 per share, vesting in three annual installments commencing upon the first anniversary of the grant.  He has received subsequent awards and is eligible to receive additional stock-based awards at the discretion of the Board and as provided under the Company’s stock-based incentive plans.  He is also eligible to participate in the Company’s health and other employee benefit plans.  The Company pays 100% of Mr. Yarbrough’s health insurance.  Mr. Yarbrough moved from Texas to Rhode Island to join the Company which reimbursed him for reasonable relocation costs, totaling $25,198 which included moving expenses, temporary housing, and other related costs.  Mr. Yarbrough is an employee at will.

PROPOSAL NO. 2 — APPROVAL OF 2010 EMPLOYEE STOCK PURCHASE PLAN

Background and Purpose of the Proposed Plan

We are requesting that stockholders vote to approve our 2010 Employee Stock Purchase Plan (“the Employee Stock Purchase Plan”).  Our Board of Directors has approved the Employee Stock Purchase Plan, subject to the approval from the stockholders at the annual meeting.  The Employee Stock Purchase Plan will facilitate employees becoming shareholders of Towerstream Corporation.  If approved, the Employee Stock Purchase Plan will be effective as of January 1, 2011, or as soon as administratively practicable thereafter.

The purpose of the Employee Stock Purchase Plan is to attract, retain and reward eligible employees of the Company and to motivate employees to contribute to the growth and profitability of the Company.

The following summary of the material provisions of the Employee Stock Purchase Plan is qualified in its entirety by reference to the complete text of the Employee Stock Purchase Plan, a copy of which is attached to this proxy statement as Exhibit A.

Administration of the Employee Stock Purchase Plan

The Employee Stock Purchase Plan shall be administered by the Board of Directors.

Stock Subject to the Employee Stock Purchase Plan

We have reserved a maximum of 200,000 shares of common stock for purchase under the Employee Stock Purchase Plan.  Shares subject to the Employee Stock Purchase Plan may be either authorized but unissued or reacquired shares of common stock, or any combination thereof.

In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale of assets or other reorganization in which the Company is a party, the number and class of shares available for issuance in the aggregate under the Employee Stock Purchase Plan will be adjusted appropriately.

Eligibility

All employees of the Company are eligible to participate in the Employee Stock Purchase Plan, except any employee:  (a) who is customarily employed by the Company for 20 hours or less per week, (b) who is customarily employed by the Company for not more than five months in any calendar year; (c) who has been employed by the Company for less than six months; or (d) who owns or holds option to purchase, immediately after a grant, five percent or more of the Company’s total combined voting power or value of all classes of stock.  Accordingly, as of September 10, 2010, approximately 111 of our employees were eligible to participate in the Employee Stock Purchase Plan.

Offering Periods and Enrollment

The Employee Stock Purchase Plan provides for four three-month offering periods during which employees can participate in the Employee Stock Purchase Plan.  The Employee Stock Purchase Plan’s offering periods are as follows:

First Trading Day of the Period On or After	Last Trading Day of the Period On or Before
January 1st	March 31st
April 1st	June 30th
July 1st	September 30th
October 1st	December 31st

The Board may establish a different duration for one or more offering periods or different commencing or ending dates for such Offering Periods; provided, however, that no offering period may have a duration exceeding 27 months.

An eligible employee may become a participant in an offering period by delivering a properly completed subscription agreement to the Human Resources Department not later than the close of business for such office on the subscription date (established as the last business day prior to the offering date of an offering period).   The subscription agreement will authorize payroll deductions, which must be an amount not less than 1% nor more than 10% (unless otherwise determined by the Board).  A participant’s contribution may be reduced as necessary to ensure that the participant does not purchase shares having a fair market value greater than $25,000 in any calendar year.  The contribution rate elected by a participant will continue in effect until modified by the participant.  A contribution rate cannot be modified during an offering period for the current offering period.  Shares of common stock acquired through the Employee Stock Purchase Plan can only be paid through payroll deductions.

After the initial enrollment in the Employee Stock Purchase Plan, the participant will automatically participate in future offering periods unless the employee withdraws from the Employee Stock Purchase Plan, terminates employment with the Company or otherwise becomes ineligible to participate.

Stock Purchase

The purchase price of common stock acquired by a participant under the Employee Stock Purchase Plan will be 85% of the fair market value of a share of common stock on the purchase date.  The purchase date is the last day of the offering period.  The Board may change the price prior to the beginning of any offering period.  On each purchase date, each participant will automatically acquire the number of whole shares of common stock determined by dividing the total amount of the participant’s payroll deductions during the offering period by the purchase price.

As soon as practicable after each purchase date, the Company will arrange the delivery to each participant a certificate representing the shares acquired by the participant on such purchase date. Shares will be delivered to a broker designated by the Company that will hold such shares for the benefit of the participant.  Any cash balance remaining in a participant’s account following any purchase date shall be refunded to the participant as soon as practicable after such purchase date. However, if the cash balance is less than $10.00, the Company may retain the cash balance in the participant’s account to be applied toward the purchase of shares of common stock in the subsequent offering period.

ESPP Brokerage Account

The Company may require that the shares purchased on behalf of each participant be deposited directly into a brokerage account which the Company shall establish at a brokerage firm. The account will be known as the ESPP Brokerage Account.  Shares deposited into the participant’s ESPP Broker Account must be held until those shares have been held for the period necessary to avoid a disqualifying disposition under the federal tax laws. Accordingly, the shares must be held in the ESPP Brokerage Account until the later of the following two periods: (i) the end of the two-year period measured from the start date of the offering period in which the shares were purchased and (ii) the end of the one-year measured from the actual purchase date of those shares.  The deposited shares shall not be transferable (either electronically or in certificate form) from the ESPP Brokerage Account until the required holding period is satisfied.  The ESPP Brokerage Account does not limit a participant from selling their shares but is designed solely to ensure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Brokerage Account.

Withdrawal, Termination of Employment or Ineligibility related to the Employee Stock Purchase Plan

A participant may withdraw from the Employee Stock Purchase Plan by delivering to the Human Resources Department a written notice of withdrawal.  Withdrawal may be elected at any time but shall not affect participation in the then current offering period.  The Company may require advance notice of withdrawal of up to 10 days.

If a participant ceases to be an employee of the Company for any reason, including retirement, disability or death, or upon the failure of a participant to remain an eligible employee, participation in the Employee Stock Purchase Plan will terminate immediately.  In such event, the participant’s accumulated payroll deductions which have not been applied toward the purchase of shares shall be returned to the participant or, in the case of the participant’s death, to the beneficiary designation, if any, or legal representative, and all of the participant’s rights under the Employee Stock Purchase Plan will terminate.

Amendment or Termination of the Employee Stock Purchase Plan

The Board may terminate or amend the Employee Stock Purchase Plan at any time and for any reason.

Securities Act Registration

The Company intends to register the shares of common stock purchasable under the Employee Stock Purchase Plan with the SEC pursuant to a Registration Statement on Form S-8 as soon as practicable, subject to stockholders approval of the Employee Stock Purchase Plan at the annual meeting.

Federal Income Tax Consequences

The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended, which we refer to as the Code.  The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the Employee Stock Purchase Plan and with respect to the sale of shares of our common stock acquired under the Employee Stock Purchase Plan.  This summary is based on the tax laws in effect as of the date of this proxy statement.  Changes to these laws could alter the tax consequences described below.

(1)  No taxable income results to the participants upon the grant of a right to purchase or upon the purchase of shares for his or her account under the Employee Stock Purchase Plan (although the amount of a participant’s payroll contributions under the Employee Stock Purchase Plan will be taxable as ordinary income to the participant).

(2)  If the participant disposes of shares less than two years after the first day of an offering period with respect to which he or she purchased the shares, the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the amount of the participant’s payroll deductions used to purchase the shares.

(3)  If the participant holds the shares for at least two years after the first day of an offering period with respect to which he or she purchased the shares, at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the first day of the offering period minus the amount of the participant’s payroll deductions used to purchase the shares, and (ii) the fair market value of the shares on the date of disposition minus the amount of the participant’s payroll deductions used to purchase the shares.

(4)  In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the stock and the participant’s basis in the stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).

(5)  If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of stock applicable to such participant.  If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

The foregoing provides only a general description of the application of federal income tax laws to the Employee Stock Purchase Plan.  The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws.  Because of the complexities of the tax laws, participants are encouraged to consult a tax advisor as to their individual circumstances.

Required Vote

Approval of the Employee Stock Purchase Plan will require affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the annual meeting.  Assuming the presence of a quorum of more than 50% of the shares of our common stock, the failure to vote will have no effect on the outcome of the vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2010 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 3 — AMENDMENT TO THE 2008 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN

Background and Purpose of the Amended Plan

We are requesting that stockholders vote to amend our 2008 Non-Employee Directors Compensation Plan (“the Directors Plan”).  Our Board of Directors has approved the amendment to our Directors Plan, subject to the approval from the stockholders at the annual meeting.  The proposed amendment will (a) extend the option term of the annual grants to board members from a 5 year term to a 10 year term; (b) modify the terms of annual compensation; and (c) permit the Board to issue shares of restricted common stock under the Directors Plan in lieu of the automatic annual grant of options contemplated under the Directors Plan.  The Directors Plan was originally adopted by our Board of Directors and approved by our stockholders on August 27, 2008.  As of September 10, 2010, there were 400,000 options granted from the Directors Plan and 600,000 available for future grants.

The purpose of the Directors Plan is to help us attract and retain the services of experienced and highly-qualified individuals as directors and to encourage stock ownership by such directors so that their interests are aligned with the interests of our company and stockholders.  Our Board of Directors believe that by (a) amending the option term of the annual grants to the directors from a 5 year term to a 10 year term; (b) modifying the terms of annual compensation; and (c) permitting grants of restricted stock in lieu of automatic option grants, we will be offering a compensation program for our directors which is competitive to that offered by our peer group.

The following summary of the material provisions of the amended Directors Plan is qualified in its entirety by reference to the complete text of the Directors Plan, a copy of which is attached to this proxy statement as Exhibit B.

Stock Subject to the Directors Plan

We have reserved a maximum of 1,000,000 shares of Common Stock for issuance upon the exercise of stock options to be granted pursuant to the Directors Plan or for restricted stock awards in lieu of option grants.  Each share issued under an option or restricted stock award will be counted against this limit.  Shares to be delivered at the time a stock option is exercised or upon a restricted stock grant may be available from authorized but unissued shares or from shares previously issued but which we have reacquired and hold in our treasury.

In the event of any change in our outstanding shares by reason of any reorganization, recapitalization, consolidation, stock split, reverse stock split, stock dividend, combination of shares, reclassification or other similar transactions, the number of shares which may be issued upon exercise of outstanding options, and the exercise price of options previously granted under the Directors Plan, will be proportionally adjusted to prevent any enlargement or dilution of the rights of holders of previously granted options as may be appropriate to reflect any such transaction or event.

Administration of the Directors Plan

The Directors Plan will be administered by our Board of Directors or by a committee of the Board. Until such time as the Board appoints a committee, the Board will administer the Directors Plan.

Eligibility

Options, restricted stock awards and cash fees may be granted only to directors of the Company who, at the time of such grant, are not employees of the Company or of any parent or subsidiary corporation of the Company.

Cash Fees

Under the current plan, each non-employee director is entitled to receive an annual retainer fee of $25,000 for serving as a director, and a fee of $1,000 for each meeting of our Board of Directors and $500 for any committee meeting attended by such director.

If Proposal No. 3 is approved, effective January 1, 2011, Board members will receive $50,000 per annum in cash.  No fees will be paid for meetings attended in person or telephonically.  In connection with the additional responsibilities associated with such positions, the Chairman of the Board will receive an additional $10,000 per year, and the Chairman of the Audit and Compensation Committees will each receive an additional $5,000 per year.

Option Terms

Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our Common Stock at an exercise price per share determined at the date of the grant.  The Directors Plan provides that the stock options be non-qualified options, which are stock options other than incentive stock options within the meaning of Sections 422 of the Internal Revenue Code of 1986, as amended.  Options may be evidenced by stock option agreements with the respective optionees.

The exercise price for each share of our Common Stock purchasable as a non-qualified option granted under the Directors Plan will be the fair market value (as defined in the Directors Plan) of such share on the date of grant.

The exercise price of the options may be paid in cash, in shares of our Common Stock, or in a combination of cash and shares, equal in value to the exercise price.  In no event may a stock option be exercised after the expiration of its stated term.

Under the current plan, no option may be exercisable more than five years after the date the option is granted.  If Proposal No. 3 is approved, the option term will be modified from a five year term to a ten year term.  Options granted under the Directors Plan will be fully exercisable at the time of grant, provided that no option will be exercisable until such time as any limitation required by Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules and regulations are satisfied for the availability of the exemption provided by Rule 16b-3(d)(3) of the Exchange Act. No cash consideration is payable to us in exchange for the grant of options.

Automatic Grant of Options

Unless otherwise determined by our Board, each non-employee director will receive an option to purchase 50,000 shares of our Common Stock upon election or appointment to our Board of Directors and thereafter each year on the first business day in June, subject to such director being on the Board on such date.

Restricted Stock Awards in Lieu of Automatic Option Grants

In the sole discretion of the Board, the Board may elect to grant restricted stock awards to each non-employee director in lieu of the automatic option awards described above.

Transferability

During the lifetime of the Optionee, options may be exercisable only by the optionee and are generally not transferable other than by will or by the laws of descent and distribution except, with the consent of the Board, the optionee may transfer all or a portion of an option to limited permitted transferees.

Termination of Directorship

If an optionee ceases to be a director other than for fraud, dishonesty or conviction of a felony or other activities that are deemed by our Board to constitute “cause,” any options held by such optionee may be exercised, to the extent the option was exercisable on the date such optionee ceases to be a director, until the earlier of (i) one year after the date the optionee ceases to be a director and (ii) the date on which the option otherwise expires by its terms. If the optionee ceases to be a director by reason of “cause,” any options held by such optionee will terminate as of the date of the action giving rise to such termination for “cause.”

Amendment of the Directors Plan

Our Board of Directors may amend, suspend or terminate the Directors Plan or amend the terms of any option previously granted at any time except that grants previously made under the Directors Plan may not be impaired by any amendment of the Directors Plan, without the consent of the affected grantees.

Registration of Stock

A registration statement on Form S-8 was filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2009.  Before any shares of common stock can be sold, a Reoffer and Resale Prospectus (the “Prospectus”) will need to be filed with the SEC.   A Prospectus was filed for 200,000 shares on August 7, 2009.

Certain Awards Deferring or Accelerating the Receipt of Compensation

Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable.  Deferred stock awards which may be granted under the Plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any stock option agreement governing awards subject to Section 409A will comply with these new rules.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to non-qualified stock options that may be granted under the Directors Plan.

An optionee will not realize any taxable income upon the grant of a non-qualified option. When exercised, the amount by which the fair market value of the shares covered by the non-qualified option exceeds the option price paid upon exercise, ordinary income is recognized by the optionee in the year of such exercise. The Company is entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short-or long-term depending on the length of time the stock was held by the optionee before such sale.

An optionee who receives shares of restricted stock will recognize ordinary income equal to the fair value of the restricted stock on the date of issuance.

Required Vote

Amendment of the Directors Plan will require the affirmative vote of the holders of a majority of the shares of common stock represented in person or by proxy and entitled to vote at the annual meeting. Assuming the presence of a quorum of more than 50% of the shares of our common stock, the failure to vote will have no effect on the outcome of the vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT OF THE 2008 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN.

PROPOSAL NO. 4 — RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010

Our stockholders are being asked to ratify the Board of Directors’ appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2010.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of our shares of common stock voting at the annual meeting, management will review its future selection of our independent registered public accounting firm.

A representative of Marcum LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he desires to do so.  It is also expected that such representative will be available to respond to appropriate questions.

Fees Paid to Auditors

The following table sets forth the fees that the Company accrued or paid to Marcum LLP during fiscal 2009 and fiscal 2008.

	2009	2008
Audit Fees(1)	$172,519	$178,550
Audit-Related Fees(2)	−	−
Tax Fees(3)	−	−
All Other Fees	−	−

Total	$172,519	$178,550

(1)  Audit fees relate to professional services rendered in connection with the audit of the Company’s annual financial statements and internal control over financial reporting, quarterly review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and audit services provided in connection with other statutory and regulatory filings.

(2)  Audit-related fees relate to professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including due diligence.

(3)  Tax fees relate to professional services rendered for tax compliance, tax advice and tax planning for the Company.

Administration of the Engagement; Pre-Approval of Audit and Permissible Non-Audit Services

Before the independent registered public accounting firm is engaged by the Company to perform audit or permissible non-audit services, the engagement is approved by the Audit Committee. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may establish, either on an ongoing or case-by-case basis, pre-approval policies and procedures providing for delegated authority to approve the engagement of the independent registered public accounting firm, provided that the policies and procedures are detailed as to the particular services to be provided, the Audit Committee is informed about each service, and the policies and procedures do not result in the delegation of the Audit Committee's authority to management.  In accordance with these procedures, the Audit Committee pre-approved all services performed by Marcum LLP during 2009.

Required Vote

The affirmative vote of the majority of the votes cast at the annual meeting is required for ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K, as amended, for fiscal year ended December 31, 2009, accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2011 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act.  To be eligible, the stockholder proposals must be received by our Secretary at our principal executive office on or before January 15, 2011.  Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials.  We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2011 Annual Meeting of Stockholders, other than one that will be included in our proxy materials, must notify us no later than March 31, 2011 (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by March 31, 2011, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the Notice, this proxy statement or our annual report, as applicable, is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Notice, this proxy statement or our annual report, as applicable, you may call us at 401-848-5848, or send a written request to Towerstream Corporation, 55 Hammarlund Way, Middletown, Rhode Island 02842, attention Investor Relations.  If you have received only one copy of the Notice, proxy statement or annual report, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Notice, proxy statement or annual report, may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

Dated:  September 14, 2010

EXHIBIT A

TOWERSTREAM CORPORATION
2010 EMPLOYEE STOCK PURCHASE PLAN

1.  Purpose of Plan.

            Purpose.   The Towerstream Corporation 2010 Employee Stock Purchase Plan (the “Plan”) is designed to attract, retain and reward Eligible Employees of the Company and by motivating such persons to contribute to the growth and profitability of the Company. The Plan provides such Eligible Employees with an opportunity to purchase shares of Common Stock of the Company. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

2.  Definitions and Construction.

2.1  Definitions.   Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a)  “Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).

(b)  “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c)  “Committee” means a committee of the Board duly appointed to administer the Plan and having such powers as specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

(d)  “Company” means Towerstream Corporation, a Delaware corporation, or any successor corporation thereto.

1

(e)  “Compensation” means, with respect to any Offering Period, base wages or salary, overtime pay, bonuses, commissions, shift differentials, payments for paid time off, payments in lieu of notice, and any of such compensation deferred under any program or plan established by the Company, including, without limitation, pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to amounts actually payable in cash directly to the Participant or deferred by the Participant during the Offering Period. However, notwithstanding the foregoing, Compensation shall not include sign-on bonuses, profit sharing, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, expense reimbursements, the cost of employee benefits paid by the Company, tuition reimbursements, imputed income arising under any benefit program, contributions made by the Company under any employee benefit plan, income directly or indirectly received pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

(f)  “Contributions” means all amounts credited to the account of an Eligible Employee.

(g)  “Eligible Employee” means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

(h)  “Employee” means a person treated as an employee of the Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee upon an actual termination of employment from the Company.  For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual’s leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual’s right to reemployment with the Company is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. All such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

(i)  “Fair Market Value” means, as of any date:

(i) If the Stock is then listed on a national or regional securities exchange or market system or is regularly quoted by a recognized securities dealer, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the NASDAQ National Market, the NASDAQ Capital Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, or by such recognized securities dealer, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system or has been quoted by such securities dealer, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Board, in its discretion.

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(ii) If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined in good faith by the Board.

(j)  “Offering” means an offering of Stock as provided in Section 6.

(k)  “Offering Date” means, for any Offering, the first day of the Offering Period.

(l)  “Offering Period” means a period established in accordance with Section 6.

(m)  “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(n)  “Participant” means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

(o)  “Participating Company Group” means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

(p)  “Purchase Date” means, for any Offering Period, the last day of such period.

(q)  “Purchase Price” means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

(r)  “Purchase Right” means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8.

(s)  “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

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(t)  “Subscription Agreement” means a written agreement in such form as specified by the Company, stating an Employee’s election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee’s Compensation.

(u)  “Subscription Date” means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

(v)  “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(w)  “Trading Day” means a day on which national securities exchanges or the NASDAQ Stock Market are open for trading

2.2  Construction.   Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.  Administration.

3.1  Administration by the Board.   The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2  Authority of Officers.   Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

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3.3  Policies and Procedures Established by the Company.   The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c)  a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company’s delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant’s election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (d) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

3.4  Indemnification.   In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and any officers or employees of the Company to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof provided such settlement is approved by independent legal counsel selected by the Company or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.  Shares Subject to Plan.

4.1  Maximum Number of Shares Issuable.   Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be 200,000, and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

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4.2  Adjustments for Changes in Capital Structure.   In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company’s domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares available for issuance in the aggregate under the Plan, and each Purchase Right, and in the Purchase Price. If a majority of the shares of the same class as the shares subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares” ), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be made in such a manner to prevent the dilution or enlargement of benefits under the Plan and the outstanding Purchase Rights thereunder, and such adjustments shall be final, binding and conclusive.

5.  Eligibility.

5.1  Employees Eligible to Participate.   Each Employee of the Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except any Employee:  (a) who is customarily employed by the Company for twenty (20) hours or less per week, (b) who is customarily employed by the Company for not more than five (5) months in any calendar year; or (c) who has been employed by the Company for less than 6 months.

5.2  Exclusion of Certain Stockholders.   Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

6.  Offerings.

The Plan shall be implemented by a successive series of Offerings of approximately three (3) months duration or such other duration as the Board shall determine (an “Offering Period” ). Offering Periods shall commence on the first Trading Day on or after January 1, and terminating on the last Trading Day in the period ending March 31; and commencing on the first Trading Day on or after April 1, and ending on the last Trading Day in the period ending the following  June 30;  and commencing on the first Trading Day on or after July 1, and ending on the last Trading Day in the period ending the following  September 30;  and commencing on the first Trading Day on or after October 1, and ending on the last Trading Day in the period ending the following  December 31.  Notwithstanding the foregoing, the Board may establish a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months.

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7.  Participation in the Plan.

7.1  Initial Participation.   An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the Human Resources Department not later than the close of business for such office on the Subscription Date (established as the last business day prior to the Offering Date of an Offering Period). An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company’s designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the Human Resources Department on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

7.2  Continued Participation.   A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 13 or (b) terminated employment as provided in Section 14. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant’s then effective Subscription Agreement.

8.  Right to Purchase Shares.

8.1  Grant of Purchase Right.   Except as set forth below, on the Offering Date of each Offering Period, each Participant in that Offering Period shall be granted automatically a Purchase Right to purchase that number of  whole shares of Stock determined by dividing such Eligible Employee’s Contributions accumulated during the Offering Period by the Purchase Price.

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8.2  Calendar Year Purchase Limitation.   A Participant may not purchase more than $25,000 (Twenty-Five Thousand Dollars) in Fair Market Value of shares of Stock under the Plan in any calendar year.  The Fair Market Value is measured on the Offering Date for each Offering Period in a calendar year.  Other requirements or limitations under Section 423 of the Code will be applied if applicable.

8.3  Maximum Number of Shares Purchasable by All Participants.   The maximum number of shares purchasable in total by all Participants Plan on any Purchase Date shall not exceed one-half of one percent (0.5%) of that number of shares of Stock outstanding on the immediately preceding May 1 of the calendar year in which such Purchase Date occurs. However, the Board shall have the discretionary authority, exercisable prior to the start of any Offering Period, to increase or decrease the limitation to be in effect for the number of shares purchasable in total by all Participants on each Purchase Date during that Offering Period.

9.  Purchase Price.

The Purchase Price shall be eighty-five percent (85%) of the Fair Market Value of a share of Stock on the Purchase Date.  The Board may change the price prior to the beginning of any Offering Period.

10.  Accumulation of Purchase Price through Payroll Deduction.

Shares of Stock acquired pursuant to the Plan can only be paid through payroll deductions from the Participant’s Compensation during the Offering Period for which such Purchase Right was granted, subject to the following:

10.1  Amount of Payroll Deductions.   Except as otherwise provided, the amount to be deducted from a Participant’s Compensation on each payday during an Offering Period shall be determined by the Participant’s Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant’s Compensation to be deducted on each payday during an Offering Period in whole percentages not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions) or more than ten percent (10%). In no event may a Participant’s payroll deductions on any payday exceed twenty percent (20%) of the Participant’s Compensation on such payday. The Board may change the foregoing limits on payroll deductions effective as of any Offering Date.

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10.2  Commencement of Payroll Deductions.   Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

10.3  Election to Change or Stop Payroll Deductions.     A participant may not   change deductions during the then current Offering Period. A Participant may increase or decrease their deductions for future Offering Periods by delivering an amended Subscription Agreement to the Company’s designated office. The “Change Notice Date” shall be the first day of each Offering Period for which such election is to be effective, unless a different date is established by the Company and announced to the Participants.

10.4  Administrative Suspension of Payroll Deductions.   The Company may, in its sole discretion, suspend a Participant’s payroll deductions to avoid accumulating payroll deductions in excess of the amount that could reasonably be required to purchase the maximum number of shares of Stock permitted (a) under the Participant’s Purchase Right or (b) during a calendar year.  Payroll deductions shall be resumed at the beginning of the next Offering Period.

10.5  Participant Accounts.   Individual bookkeeping accounts shall be maintained for each Participant.  A separate account shall be established in the Corporate General Ledger. All payroll deductions from a Participant’s Compensation shall be credited to such Participant’s Plan account and deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

10.6  No Interest Paid.   Interest shall not be paid on amounts deducted from a Participant’s Compensation pursuant to the Plan.

11.  Purchase of Shares.

11.1  Exercise of Purchase Right.   On each Purchase Date each Participant (who has not withdrawn from the Plan and whose participation has not otherwise terminated)  shall automatically acquire  the number of whole shares of Stock determined by dividing (a) the total amount of the Participant’s payroll deductions during the Offering Period  by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant’s Purchase Right. No shares shall be purchased on behalf of a Participant whose participation has terminated before such Purchase Date.

11.2  Pro Rata Allocation of Shares.   If the number of shares of Stock otherwise purchasable on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1, or the maximum number of shares purchasable in total by all Participants in the Plan on any one Purchase Date as provided in Section 8.3, the Company shall make a pro rata allocation of the remaining shares and as the Company determines to be equitable. Any fractional share shall be disregarded.

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11.3  Delivery of Certificates.   As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant a certificate representing the Shares acquired by the Participant on such Purchase Date. Shares will be delivered to a broker designated by the Company that will hold such shares for the benefit of the Participant. Shares shall be registered in the name of the Participant, or if requested by the Participant, in the name of the Participant and his or her spouse.

11.4  Return of Cash Balance.   Any cash balance remaining in a Participant’s Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance is less than $10.00 the Company may retain the cash balance in the Participant’s Plan account to be applied toward the purchase of shares of Stock in the subsequent Offering Period.

11.5  Tax Withholding.   Participants authorize the Company to withhold any federal, state, or local tax obligations associated with their participation in the Plan.  Any such withholdings will be deducted separately from any payroll deductions made in connection with Participants Purchase Right.

11.6  Expiration of Purchase Right.   Any portion of a Participant’s Purchase Right remaining unexercised after the Exercise of Purchase Rights for an Offering Period shall expire immediately.

11.7  Provision of Reports and Stockholder Information to Participants. Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant’s Plan account setting forth the total payroll deductions during the Offering Period, the number of shares of Stock purchased, the Purchase Price, the date of purchase and the cash balance, if any, remaining. The report may be delivered in paper form or electronically.

12.  ESPP Brokerage Account.

12.1  The Company may require that the shares purchased on behalf of each Participant be deposited directly into a brokerage account which the Company shall establish at a brokerage firm. The account will be known as the ESPP Brokerage Account.  Shares deposited into the Participant’s ESPP Broker Account must be held until those shares have been held for the period necessary to avoid a disqualifying disposition under the federal tax laws. Accordingly, the shares must be held in the ESPP Brokerage Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the start date of the Offering Period in which the shares were purchased and (ii) the end of the one (1)-year measured from the actual Purchase Date of those shares.

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12.2  The deposited shares shall not be transferable (either electronically or in certificate form) from the ESPP Brokerage Account until the required holding period is satisfied. Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms. Any shares held for the required holding period may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

12.3  The foregoing procedures shall not in any way limit when the Participant may sell his or her shares.   Those procedures are designed solely to ensure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Brokerage Account. In addition, the Participant may request a stock certificate or share transfer from his or her ESPP Brokerage Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the ESPP Brokerage Account for use as collateral for a loan, unless those shares have been held for the required holding period.

12.4  To the extent the Board requires that shares be deposited in the ESPP Brokerage Account, the foregoing procedures shall apply to all shares purchased by the Participant under the Plan, whether or not the Participant continues to be an Employee.

13.  Withdrawal from the Plan.

A Participant may withdraw from the Plan by delivering to the Human Resources Department a written notice of withdrawal.  Withdrawal may be elected at any time but shall not affect the Participant’s participation in the then current Offering Period. A Participant who voluntarily withdraws from the Plan is prohibited from resuming participation in the Plan but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1. The Company may require advance notice of withdrawal of up to 10 days.

14.  Termination of Employment or Eligibility.

If a Participant ceases to be an Employee for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, participation in the Plan shall terminate immediately. In such event, the Participant’s accumulated payroll deductions which have not been applied toward the purchase of shares shall be returned to the Participant or, in the case of the Participant’s death, to the  beneficiary designated in accordance with Section 21, if any, or legal representative, and all of the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 14. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

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15.  Change in Control.

15.1  Definitions.

(a) An “Ownership Change Event”   shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

(b) A “Change in Control”   shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the “Transaction” ) wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the “Transferee Corporation(s)” ), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

15.2  Effect of Change in Control on Purchase Rights.   In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation” ), may assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Offering Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

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16.  Non transferability of Purchase Rights.

Neither payroll deductions credited to a Participant’s Plan account nor a Participant’s Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 21 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 13. A Purchase Right shall be exercisable only by the Participant.

17.  Compliance with Securities Law.

The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would violate any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain any required regulatory body shall relieve the Company of any liability for failing to issue or sell such shares. As a condition to the exercise of a Purchase Right, the Company may require a Participant to satisfy any qualifications that may be necessary in order to comply with any applicable law or regulation, and to make any representation or warranty that may be requested by the Company.

18.  Rights as a Stockholder and Employee.

A Participant shall have no rights as a stockholder until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant’s Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2.  Participation in the Plan does not guarantee continued employment with the Company, and the Company may terminate the Participant’s employment at any time.

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19.  Legends.

The Company may place legends referencing applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on certificates issued under the Plan. The Participant shall, at the request of the Company, promptly present all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE).”

20.  Notification of Disposition of Shares.

If the Company does not require that shares be deposited into an ESPP Brokerage Account pursuant to Section 12, the Company may require the Participant to provide prompt notice of any disposition of shares acquired by exercise of a Purchase Right. The Company may require that the Participant shall hold all shares in the Participant’s name (or, if elected by the Participant, in the name of the Participant and spouse but not in the name of any nominee) until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such Purchase Right. The Company may require that certificates include a legend describing the requirement to give prompt notice of disposition.

21.  Designation of Beneficiary.

21.1  Designation Procedure.   A Participant may provide a written designation of a beneficiary who is to receive all shares of Stock, cash, and any other assets related to the participation in the Plan. If a married Participant designates a beneficiary other than their spouse, the effectiveness of such designation shall be subject to the consent of the Participant’s spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.

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21.2  Absence of Beneficiary Designation.   If a Participant dies without designating a beneficiary pursuant to Section 21.1, the Company shall deliver any shares or cash credited to the Participant’s Plan account to the Participant’s legal representative.

22.  Notices.

All notices or other communications by a Participant to the Company shall be deemed to have been given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

23.  Amendment or Termination of the Plan.

23.1   The Board may terminate or amend the Plan at any time and for any reason. Except as provided in Sections 4.2 and 15 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Purchase Date if the Board determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 15 and this Section 23 hereof, no amendment may make any change in any option theretofore granted that adversely affects the rights of any Participant. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation, or stock exchange rule), the Company shall obtain shareholder approval in such manner and to such degree as required.

23.2   The Board shall be entitled to change: (i) the Offering Periods; (ii) the maximum amount of permitted payroll deductions; (iii) the frequency and/or number of permitted changes in the amount withheld during an Offering Period; (iv)  permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections; (v) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation; (vi) and establish such other limitations and procedures as the Board determines in its sole discretion are advisable.

23.3   If the Board determines that the operation of the Plan may result in unfavorable financial accounting consequences, it may modify or amend the Plan to reduce or eliminate such accounting consequences including, but not limited to:

(a)	altering the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price; or

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(b)	shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Board action.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan Participants.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Towerstream Corporation 2010 Employee Stock Purchase Plan, subject to the approval of the stockholders at the 2010 Annual Meeting.

Secretary

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EXHIBIT B

TOWERSTREAM CORPORATION

2008 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN

1.           Purpose of the Plan.

This 2008 Non-Employee Directors Compensation Plan (the “Plan”) is intended as an incentive to enable Towerstream Corporation, a Delaware corporation (the “Company”), to attract and retain the services of experienced and highly-qualified individuals as directors of the Company and to encourage stock ownership by such directors so that their interests are aligned with the interests of the Company and its stockholders.  It is intended that participants in the Plan may acquire or increase their proprietary interests in the Company and be encouraged to remain in the directorship of the Company.  For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.           Administration of the Plan.

The Plan shall be administered by the Board of Directors of the Company and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board (the “Board”).  Any subsequent references herein to the Board shall also mean the committee if such committee has been appointed and, unless the powers of the committee have been specifically limited, the committee shall have all of the powers of the Board granted herein, including, without limitation, the power to terminate or amend the Plan at any time subject to the terms of the Plan and any applicable limitations imposed by law.  The Board shall have authority to administer the Plan subject to the provisions of the Plan, including the election to grant restricted stock awards in lieu of automatic option grants, but shall have no authority, discretion or power to select the non-employee directors of the Company who will receive options under the Plan, to set the exercise price of the options granted under the Plan, to determine the number of shares of common stock to be granted upon exercise of options or the time at which such options are to be granted, to establish the duration of option grants, or to alter other terms or conditions specified in the Plan.  All questions of interpretation of the Plan or of any options granted under the Plan (an “Option”) or restricted stock awards shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan and/or any Option.  Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

3.           Eligibility.

Options, restricted stock awards and cash fees may be granted only to directors of the Company who, at the time of such grant, are not employees of the Company or of any parent or subsidiary corporation of the Company (“Non-Employee Directors”).  Options granted to Non-Employee Directors shall be nonqualified stock options; that is, options that are not treated as having been granted under Section 422(b) of the Code.  A person granted an Option is hereinafter referred to as an “Optionee.”

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4.           Cash Fees.

Each Non-Employee Director shall receive an annual retainer fee of $50,000 payable in cash, for serving as a director of the Company.  No fees will be paid for meetings attended in person or telephonically.  In connection with the additional responsibilities associated with such positions, the Chairman of the Board will receive an additional $10,000 per year, and the Chairman of the Audit and Compensation Committees will each receive an additional $5,000 per year.

5.           Shares Subject to Plan.

Subject to adjustment as provided in Section 8, a total of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan.  The shares of Stock subject to the Plan shall consist of unissued shares or treasury shares, and such amount of shares are hereby reserved for such purpose.  Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  If an Option expires or becomes unexercisable without having been exercised in full, or is forfeited, the unpurchased shares which were subject thereto shall become available for future grant or sale under the Plan.  Stock used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan.  Stock used to satisfy tax withholding obligations shall not become available for future grant to sale under the Plan.

6.           Time for Granting Options and/or Restricted Stock Awards.

All Options shall be granted and restricted stock awards shall be made, if at all, within ten (10) years from the Effective Date.

7.           Terms and Conditions.

Options granted or restricted stock awarded pursuant to the Plan may be evidenced by written agreements specifying the number of shares of Stock covered thereby, which written agreement may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

(a)           Automatic Grant of Options.  Unless otherwise determined in the sole discretion of the Board in accordance with Section 7(f) hereof, Options shall be granted automatically and without further action of the Board, as follows:

(i)           Each Non-Employee Director will receive 50,000 options to acquire shares of our Stock during each year of continued service to the Board of Directors on the first business day of June of each year; provided that the recipient Non-Employee Director is then serving on the Board of Directors, or re-elected to serve on the Board of Directors, as the case may be.  Any annual award shall be subject to a pro rata reduction for service of less than one full year since the date of joining the Board of Directors.  The annual award, if subject to such pro rata reduction, shall be reduced as follows:

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Date of Joining Board	Reduction Amount

First business day of June to September 30th	no reduction

October 1st to December 31st	reduced by 12,500 options

January 1st to March 31st	reduced by 25,000 options

April 1st to last business day of May	reduced by 37,500 options

(i)           Notwithstanding the foregoing, any person may elect not to receive an Option to be granted pursuant to this Section 7(a) by delivering written notice of such election to the Board no later than the day prior to the date on which such Option would otherwise be granted.  A person so declining an Option shall receive no payment or other consideration in lieu of such declined Option.  A person who has declined an Option may revoke such election by delivering written notice of such revocation to the Board no later than the day prior to the date on which such Option would be granted pursuant to this Section 7(a).

(ii)          Notwithstanding any other provision of the Plan to the contrary, no Option shall be granted to any individual on a day when he or she is no longer serving as a Non-Employee Director of the Company.

(iii)         Options granted in accordance with this Section 7(a) shall not be binding on the Company and no person shall have any rights thereunder unless and until the Plan or any individual Option grant shall be approved by the stockholders of the Company within one year of the date of grant.

(b)           Option Exercise Price.  The purchase price of each share of Stock purchasable under an Option shall be the Fair Market Value of such share of Stock on the date the Option is granted.  “Fair Market Value” means for the purpose of the Plan, for any date, the price determined by the first of the following clauses that applies: (i) if the Stock is then listed or quoted on any established stock exchange or national market system (a “Trading Market”), the daily volume weighted average price of the Stock for such date (or the nearest preceding date) on the Trading Market on which the Stock is then listed or quoted as reported by Bloomberg L.P. (based on a day on which the New York Stock Exchange is open for trading from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (ii)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (iii) if the Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Stock so reported; or (iv) in all other cases, the fair market value of a share of Stock as determined by the Board in good faith in a manner consistent with the provisions of the Code.  Anything in this Section 7(b) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

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(c)           Exercise Period and Exercisability of Options.  An Option granted pursuant to the Plan shall be exercisable for a term of ten (10) years.  Options granted pursuant to the Plan shall become exercisable on the date of grant; provided, however, that no option shall be exercisable until such time as any limitation required by Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related rules and regulations shall be satisfied for availability of the exemption provided under Rule 16b-3(d)(3) of the Exchange Act.

(d)           Termination of Options.

(i)           In the event that an Optionee ceases to be a director of the Company because the Optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director.  Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire; provided, however, if the Optionee dies before the Options are forfeited and no longer exercisable, the terms and provisions of Section 7(d)(ii) shall control.

(ii)           In the event of the death of an Optionee, the Option granted to such Optionee may be exercised, to the extent the Option was exercisable on the date of such Optionee’s death, by the estate of such Optionee or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death of such Optionee.  Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire.

(iii)           In the event that an Optionee ceases to be or is removed as a director of the Company on account of fraud, dishonesty, conviction of a felony under any state or federal statute or other acts detrimental to the interests of the Company or any direct or indirect subsidiary of the Company, or for any other reason that, upon a good faith determination by the Board or the stockholders of the Company, is deemed to constitute “cause”, provided, however, that it is specifically understood that “cause” shall not include the commission or omission of any act taken in the good-faith exercise of such Optionee’s business judgment as a Non-Employee Director, the Option granted to such Optionee shall terminate as of the date of the action giving rise to such termination for “cause” and no unexercised Option or portion of an Option may thereafter be exercised.

(iv)           In the event that an Optionee is removed as a director by the Company at any time other than for “cause” pursuant to Section 7(d)(iii) or resigns as a director, the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director.  Such Option may be exercised at any time until the earlier of (a) one (1) year after the date the Optionee ceases to be a director and (b) the date on which the Option otherwise expires by its terms, at which time the Option shall expire; provided, however, if the Optionee dies before the Option is forfeited and no longer exercisable, then the terms and provisions of Section 7(d)(ii) shall control.

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(e)           Payment of Option Exercise.  Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by certified check or bank draft or by such other instrument as may be acceptable to the Company or by wire transfer of immediately available funds, (ii) by surrender of a number of shares of Stock having a fair market value (as determined in accordance with Section 7(b) hereof) equal to the aggregate purchase price of the Stock being purchased (“Cashless Exercise”) as hereinafter determined, or (iii) a combination of cash and shares, or (iv) on a “net” cashless exercise basis. If the Optionee elects the net cashless exercise method of payment, the Company shall issue to the Optionee a number of shares of Stock determined in accordance with the following formula:

X           =           Y(A - B)
A

with:	X =	the number of shares of Stock to be issued to the Holder;

	Y =	the number of shares of Stock with respect to which the Option is being exercised;

A =	the Fair Market Value per share of the Stock on the date of exercise of the Option; and

B =	the then-current exercise price of the Option

(f)           Restricted Stock Awards.   In the sole discretion of the Board of Directors, the Board of Directors may elect to grant restricted stock awards, in amounts and on terms to be determined by the Board of Directors, in lieu of the automatic grants of options described in Section 7(a) above.

8.           Termination or Amendment of Plan.

(a)           The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any Option theretofore granted without such Optionee’s consent.

(b)           The Board may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

(c)           It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Board shall exercise its discretion in granting Options hereunder (and the terms of such Options) accordingly.  The Plan and any grant of an Option hereunder may be amended from time to time (without, in the case of an Option, the consent of the Optionee) as may be necessary or appropriate to comply with the Section 409A Rules.

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9.           Effect of Change in Stock Subject to Plan.

Appropriate adjustments shall be made in the number and class of shares of Stock subject to the Plan, the number of shares to be granted under the Plan and to any outstanding Options and in the Option exercise price of any outstanding Options in the event of a stock dividend, stock split, recapitalization, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

10.           Transferability of Options.

(a)           Except as provided in Section 10(b) hereof, an Option may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee’s guardian or legal representative and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution; provided, however, that Options may be transferred under a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules promulgated thereunder).

(b)           Notwithstanding the foregoing, with the consent of the Board, in its sole discretion, an Optionee may transfer all or a portion of the Option to: (i) an Immediate Family Member (as hereinafter defined), (ii) a trust for the exclusive benefit of the Optionee and/or one or more Immediate Family Members, or (iii) such other person or entity as the Board may permit (individually, a “Permitted Transferee”).  For purposes of this Section 10(b), “Immediate Family Members” shall mean the Optionee’s spouse, parents, siblings, children or grandchildren, whether natural or adopted.  As a condition to such transfer, each Permitted Transferee to whom the Option or any interest therein is transferred shall agree in writing (in a form satisfactory to the Company) to be bound by all of the terms and conditions of the Option Agreement evidencing such Option and any additional restrictions or conditions as the Company may require.  Following the transfer of an Option, the term “Optionee” shall refer to the Permitted Transferee, except that, with respect to any provision for the Company’s tax withholding obligations, if any, such term shall refer to the original Optionee.  The Company shall have no obligation to notify a Permitted Transferee of any termination of the transferred Option, including an early termination pursuant to Section 7(d).  A Permitted Transferee shall be prohibited from making a subsequent transfer of a transferred Option except to the original Optionee or to another Permitted Transferee or as provided in Section 10(a) hereof.

11.           Government Regulations.

It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 of the Exchange Act and any regulations promulgated thereunder.  If any provision of this Plan is later found not to be in compliance with such Rule, the provision shall be deemed null and void.  All transactions under this Plan shall be executed in accordance with the requirements of Section 16 of the Exchange Act and any regulations promulgated thereunder.

12.           General Provisions.

(a)           Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Board may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

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(b)           Director Status.  The adoption of the Plan shall not confer upon any Optionee of the Company or any subsidiary any right to continued service as a director with the Company, nor shall it interfere in any way with the right of the Company to terminate the service of any of its directors at any time.

(c)           Limitation of Liability.  No member of the Board, or any officer or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

13.           Registration of Stock.

A registration statement on Form S-8 was filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2009.  Before any shares of Common Stock can be sold, a Reoffer and Resale Prospectus (the “Prospectus”) will need to be filed with the SEC.   A Prospectus was filed for 200,000 shares on August 7, 2009.

14.           Effective Date of Plan.

The Plan originally became effective on August 27, 2008 when the stockholders of the Company approved the Plan.  Stockholders approved an amendment to the Plan on November 8, 2010.

15.           Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

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TOWERSTREAM CORPORATION

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

As a stockholder of Towerstream Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on November 7, 2010.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

OR

Vote Your Proxy by Phone:
Call 1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

OR

Vote Your Proxy by mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY BY MAIL

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this **X**

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

1. Election of five (5) directors:

	FOR	AGAINST	ABSTAIN
(01) Philip Urso	☐	☐	☐
(02) Jeffrey M. Thompson	☐	☐	☐
(03) Howard L. Haronian, M.D.	☐	☐	☐
(04) Paul Koehler	☐	☐	☐
(05) William J. Bush	☐	☐	☐

IF YOU WISH TO VOTE ELECTRONICALLY PLEASE READ THE INSTRUCTIONS ABOVE.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ **Signature** ______________________ **Date** __________, **2010.**

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give title as such.

The following Proxy Materials are available to you at http://www.cstproxy.com/towerstream/2010

- the Company's Annual Report for the year ended December 31, 2009,
- the Company's 2010 Proxy Statement (including all attachments thereto),
- the Proxy Card, and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available to vote your proxy electronically. You must reference your Company ID, 9-digit proxy number and 10-digit account number.

Directions to the Company's offices can be obtained by calling (401) 848-5848.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

TOWERSTREAM CORPORATION

The undersigned stockholder of Towerstream Corporation hereby (i) acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement with respect to the 2010 Annual Meeting of Stockholders to be held at 88 Silva Lane, Middletown, Rhode Island 02842 on November 8, 2010 at 9:00 am Eastern Standard time, (ii) appoints Jeffrey M. Thompson and Joseph P. Hernon, and each of them, proxies and attorneys-in-fact, each with full powers of substitution and revocation, to vote all shares of Common Stock of Towerstream Corporation owned by the undersigned at such meeting and at any adjournments thereof, and in their discretion with respect to any other matters which properly come before the meeting (and any such adjournments), and (iii) revokes any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, (1) FOR THE ELECTION OF THE FIVE DIRECTOR NOMINEES LISTED, (2) FOR THE APPROVAL OF THE 2010 EMPLOYEE STOCK PURCHASE PLAN, (3) FOR THE AMENDMENT OF THE 2008 NON-EMPLOYEE DIRECTORS COMPENSATION PLAN, AND (4) FOR THE RATIFICATION OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

(Continued, and to be marked, dated and signed, on the reverse side)